Bread Financial Holdings, Inc Financial Supplement Third Quarter 2026 Table of Contents Page Number Table 1: Consolidated Statements of Income 2 Table 2: Consolidated Balance Sheets 3 Table 3: Select Financial Metrics 4 Table 4: Capital Ratios 5 Table 5: Average Balances and Net Interest Margin 6 Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures 7 Glossary of Terms 9 Note: The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Please refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2026 once it is filed with the Securities and Exchange Commission. Amounts presented in the following tables may not sum and percentages may not recalculate due to rounding. 1 Exhibit 99.2

Bread Financial Holdings, Inc
Table 1: Consolidated Statements of Income

Preliminary

(Millions, except per share amounts and percentages)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25	YTD '26	YTD '25	YTD '26 vs. YTD '25
Interest income										
Interest and fees on loans	$ 1,254	$ 1,195	$ 1,224	$ 1,208	$ 1,198	5 %	5 %	$ 3,673	$ 3,531	4 %
Interest on cash and investment securities	40	39	36	38	44	4 %	(10)%	114	135	(15)%
Total interest income	1,294	1,234	1,260	1,246	1,242	5 %	4 %	3,787	3,666	3 %
Interest expense										
Interest on deposits	148	139	133	137	139	7 %	6 %	420	417	1 %
Interest on borrowings	51	56	60	62	71	(9)%	(29)%	166	238	(30)%
Total interest expense	199	195	193	199	210	2 %	(6)%	586	655	(10)%
Net interest income	**1,095**	**1,039**	**1,067**	**1,047**	**1,032**	5 %	6 %	**3,201**	**3,011**	6 %
Non-interest income										
Interchange revenue, net of retailer share arrangements	(144)	(110)	(107)	(127)	(111)	32 %	30 %	(361)	(289)	25 %
Other	66	64	58	55	50	5 %	33 %	187	148	27 %
Total non-interest income	(78)	(46)	(49)	(72)	(61)	68 %	27 %	(174)	(141)	23 %
Total net interest and non-interest income	**1,017**	**993**	**1,018**	**975**	**971**	2 %	5 %	**3,027**	**2,870**	5 %
Provision for credit losses	**321**	**313**	**303**	**373**	**299**	2 %	7 %	**937**	**869**	8 %
Total net interest and non-interest income, after provision for credit losses	696	680	715	602	672	2 %	4 %	2,090	2,001	4 %
Non-interest expenses										
Employee compensation and benefits	228	225	220	232	222	1 %	3 %	673	648	4 %
Card and processing expenses	79	81	80	78	81	(3)%	(3)%	240	244	(2)%
Information processing and communication	85	80	76	78	72	6 %	19 %	242	230	5 %
Marketing expenses	35	36	35	44	38	(3)%	(6)%	106	106	1 %
Depreciation and amortization	17	19	19	19	20	(8)%	(13)%	55	61	(11)%
Other	43	42	42	104	43	5 %	(2)%	126	144	(12)%
Total non-interest expenses	**487**	**483**	**472**	**555**	**476**	1 %	2 %	**1,442**	**1,433**	1 %
Income from continuing operations before income taxes	209	197	243	47	196	6 %	6 %	648	568	14 %
Provision (benefit) for income taxes	53	51	62	(6)	8	6 %	539 %	165	100	66 %
Income from continuing operations	156	146	181	53	188	6 %	(17)%	483	468	3 %
Loss from discontinued operations, net of income taxes	—	—	—	—	—	— %	— %	—	(4)	(100)%
Net income	**156**	**146**	**181**	**53**	**188**	6 %	(17)%	**483**	**464**	4 %
Dividends declared to preferred stockholders	(6)	(2)	(2)	—	—	253 %	nm	(10)	—	nm
Net income available to common stockholders	**$ 150**	**$ 144**	**$ 179**	**$ 53**	**$ 188**	4 %	(20)%	**$ 473**	**$ 464**	2 %
Basic income per share										
Income from continuing operations	$ 3.91	$ 3.62	$ 4.19	$ 1.19	$ 4.04	8 %	(3)%	$ 11.75	$ 9.88	19 %
Loss from discontinued operations	—	—	—	—	—	— %	— %	—	(0.09)	(100)%
Net income per share	$ 3.91	$ 3.62	$ 4.19	$ 1.19	$ 4.04	8 %	(3)%	$ 11.75	$ 9.79	20 %
Diluted income per share										
Income from continuing operations	$ 3.82	$ 3.55	$ 4.15	$ 1.16	$ 3.96	7 %	(4)%	$ 11.54	$ 9.74	19 %
Loss from discontinued operations	—	—	—	—	—	— %	— %	—	(0.09)	(100)%
Net income per share	$ 3.82	$ 3.55	$ 4.15	$ 1.16	$ 3.96	7 %	(4)%	$ 11.54	$ 9.65	20 %
Weighted average common shares outstanding										
Basic	38.3	39.9	42.8	44.9	46.5	(4)%	(18)%	40.3	47.4	(15)%
Diluted	39.3	40.7	43.2	46.0	47.5	(3)%	(17)%	41.0	48.1	(15)%

nm - Not meaningful, denoting a variance of 1,000 percent or more.

2

Bread Financial Holdings, Inc **Preliminary**

Table 2: Consolidated Balance Sheets

(Millions, except preferred shares in thousands)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25
ASSETS							
Cash and cash equivalents	$ 3,961	$ 3,683	$ 3,637	$ 3,604	$ 3,764	8 %	5 %
Credit card and other loans							
Total credit card and other loans	18,850	18,477	18,135	18,805	17,655	2 %	7 %
Allowance for credit losses	(2,096)	(2,075)	(2,078)	(2,106)	(2,070)	1 %	1 %
Credit card and other loans, net	16,754	16,402	16,057	16,699	15,585	2 %	8 %
Investments	279	288	286	284	284	(3)%	(2)%
Property and equipment, net	97	104	112	117	122	(7)%	(21)%
Goodwill and intangible assets, net	694	701	708	716	723	(1)%	(4)%
Other assets	1,506	1,274	1,508	1,243	1,236	18 %	22 %
Total assets	**$ 23,291**	**$ 22,452**	**$ 22,308**	**$ 22,663**	**$ 21,714**	4 %	7 %
LIABILITIES AND STOCKHOLDERS' EQUITY							
Deposits							
Consumer	$ 9,900	$ 9,357	$ 8,708	$ 8,523	$ 8,188	6 %	21 %
Wholesale and other	5,602	5,375	5,365	5,393	5,347	4 %	5 %
Total deposits	15,502	14,732	14,073	13,916	13,535	5 %	15 %
Debt issued by consolidated variable interest entities	2,320	2,447	3,041	3,422	2,682	(5)%	(13)%
Long-term and other debt	814	838	837	886	1,105	(3)%	(26)%
Other liabilities	1,218	1,070	1,032	1,112	1,075	14 %	13 %
Total liabilities	**19,854**	**19,087**	**18,983**	**19,336**	**18,397**	4 %	8 %
Stockholders' equity							
Preferred stock	—	—	—	—	—	— %	nm
Common stock	—	—	—	—	1	(2)%	(18)%
Additional paid-in capital	1,543	1,603	1,699	1,868	1,900	(4)%	(19)%
Retained earnings	1,919	1,779	1,643	1,475	1,432	8 %	34 %
Accumulated other comprehensive loss	(25)	(17)	(17)	(16)	(16)	41 %	47 %
Total stockholders' equity	**3,437**	**3,365**	**3,325**	**3,327**	**3,317**	2 %	4 %
Total liabilities and stockholders' equity	**$ 23,291**	**$ 22,452**	**$ 22,308**	**$ 22,663**	**$ 21,714**	4 %	7 %
Preferred shares outstanding	210.0	210.0	75.0	75.0	—	— %	nm
Common shares outstanding	38.0	38.7	41.3	44.1	46.0	(2)%	(18)%

nm - Not meaningful, denoting a variance of 1,000 percent or more.

3

Bread Financial Holdings, Inc
Table 3: Select Financial Metrics

Preliminary

(Millions, except per share amounts and percentages)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25	YTD '26	YTD '25	YTD '26 vs. YTD '25
Credit sales	$ 7,424	$ 7,537	$6,510	$ 8,070	$ 6,787	(2)%	9 %	$ 21,471	$ 19,707	9 %
Average credit card and other loans	18,591	18,197	18,283	17,961	17,596	2 %	6 %	18,358	17,813	3 %
End-of-period credit card and other loans	18,850	18,477	18,135	18,805	17,655	2 %	7 %	18,850	17,655	7 %
End-of-period consumer deposits	9,900	9,357	$8,708	8,523	8,188	6 %	21 %	9,900	8,188	21 %
Adjusted net income available to common stockholders *	$ 151	$ 144	180	$ 95	$ 191	4 %	(21)%	$ 475	$ 479	(1)%
Adjusted earnings per diluted common share *	$ 3.84	$ 3.55	$4.18	$ 2.07	$ 4.02	8 %	(4)%	$ 11.60	$ 9.96	16 %
Pretax pre-provision earnings (PPNR) *(1)	$ 530	$ 510	546	$ 420	$ 495	4 %	7 %	$ 1,585	$ 1,437	10 %
PPNR excluding impacts from debt repurchases *(1)	$ 531	$ 510	548	$ 475	$ 498	4 %	7 %	$ 1,588	$ 1,456	9 %
Effective tax rate	25.5 %	25.7 %	25.3 %	(13.3)%	4.3 %	(0.2)%	21.2 %	25.5 %	17.5 %	8.0 %
Return on average assets (1)	2.7 %	2.6 %	3.3 %	1.0 %	3.4 %	0.1 %	(0.7)%	2.9 %	2.8 %	0.1 %
Return on average equity (1)	17.7 %	17.1 %	21.2 %	6.2 %	22.4 %	0.6 %	(4.7)%	18.6 %	19.2 %	(0.6)%
Return on average tangible common equity *(1)	23.6 %	22.6 %	27.4 %	8.0 %	28.6 %	1.0 %	(5.0)%	24.3 %	24.8 %	(0.5)%
Net interest margin (1)	18.89 %	18.49 %	19.25 %	18.94 %	18.81 %	0.40 %	0.08 %	18.87 %	18.19 %	0.68 %
Loan yield (1)	26.76 %	26.35 %	27.14 %	26.68 %	27.01 %	0.41 %	(0.25)%	26.75 %	26.51 %	0.24 %
Efficiency ratio (1)	47.9 %	48.6 %	46.4 %	57.0 %	49.0 %	(0.7)%	(1.1)%	47.6 %	49.9 %	(2.3)%
Adjusted efficiency ratio (1)	47.8 %	48.6 %	46.2 %	51.3 %	48.7 %	(0.8)%	(0.9)%	47.5 %	49.3 %	(2)%
Common equity tier 1 capital ratio (1)	13.1 %	12.9 %	13.3 %	13.0 %	14.0 %	0.2 %	(0.9)%	13.1 %	14.0 %	(0.9)%
Book value per common share (1)	$ 85.23	$ 81.79	$78.72	$ 73.80	$ 72.08	4 %	18 %	$ 85.23	$ 72.08	18 %
Tangible book value per common share *(1)	$ 66.95	$ 63.66	$61.57	$ 57.57	$ 56.36	5 %	19 %	$ 66.95	$ 56.36	19 %
Cash dividend per common share	$ 0.23	$ 0.23	$0.23	$ 0.23	$ 0.21	— %	10 %	$ 0.69	$ 0.63	10 %
Payment rate (1)	14.7 %	15.1 %	15.0 %	15.0 %	14.9 %	(0.4)%	(0.2)%	15.0 %	14.9 %	0.1 %
Delinquency rate (1)	5.57 %	5.25 %	5.59 %	5.75 %	6.04 %	0.32 %	(0.47)%	5.57 %	6.04 %	(0.47)%
Net loss rate (1)	6.40 %	6.98 %	7.33 %	7.43 %	7.39 %	(0.58)%	(0.99)%	6.90 %	7.81 %	(0.91)%
Reserve rate (1)	11.12 %	11.23 %	11.46 %	11.20 %	11.72 %	(0.11)%	(0.60)%	11.12 %	11.72 %	(0.60)%

* Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures.

(1) Please refer to "Glossary of terms."

4

(Millions, except percentages) 3Q26 2Q26 1Q26 4Q25 3Q25 3Q26 vs. 2Q26 3Q26 vs. 3Q25 Total company Common equity tier 1 capital ratio (1) 13.1% 12.9% 13.3% 13.0% 14.0% 0.2% (0.9) % Total risk-based capital ratio (1) 17.1% 17.1% 16.9% 16.8% 17.5% — % (0.4) % Total risk-weighted assets (1) $ 19,728 $ 19,329 $ 19,352 $ 19,755 $ 18,714 2.1% 5.4 % Tangible common equity / tangible assets ratio *(1) 11.2% 11.3% 11.8% 11.6% 12.4% (0.1) % (1.2) % Tangible common equity + credit reserve rate *(1) 24.6% 24.6% 25.5% 24.7% 26.4% — % (1.8) % Comenity Bank Common equity tier 1 capital ratio (1) 15.5% 15.5% 15.1% 15.1% 15.4% — % 0.1 % Total risk-based capital ratio (1) 16.9% 16.9% 16.5% 16.5% 16.8% — % 0.1 % Comenity Capital Bank Common equity tier 1 capital ratio (1) 12.4% 12.5% 13.5% 13.5% 15.4% (0.1) % (3.0) % Total risk-based capital ratio (1) 17.5% 17.7% 17.6% 17.5% 19.0% (0.2) % (1.5) % * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. (1) Please refer to "Glossary of terms." Bread Financial Holdings, Inc Preliminary Table 4: Capital Ratios 5

Preliminary

Bread Financial Holdings, Inc
Table 5: Average Balances and Net Interest Margin

(Millions, except percentages)	3Q26 Average Balance	3Q26 Interest Income/ Expense	3Q26 Average Yield / Rate	2Q26 Average Balance	2Q26 Interest Income/ Expense	2Q26 Average Yield / Rate	3Q25 Average Balance	3Q25 Interest Income/ Expense	3Q25 Average Yield / Rate
Cash and investment securities	$ 4,412	$ 40	3.55 %	$ 4,348	$ 39	3.51 %	$ 4,173	$ 44	4.18 %
Credit card and other loans	18,591	1,254	26.76 %	18,197	1,195	26.35 %	17,596	1,198	27.01 %
Total interest-earning assets	23,003	1,294	22.31 %	22,545	1,234	21.95 %	21,769	1,242	22.64 %
Consumer deposits	9,633	96	3.94 %	8,993	89	3.95 %	8,139	86	4.23 %
Wholesale deposits	5,487	52	3.79 %	5,344	50	3.77 %	5,296	53	3.94 %
Interest-bearing deposits	15,120	148	3.89 %	14,337	139	3.88 %	13,435	139	4.11 %
Secured borrowings	2,387	34	5.50 %	2,826	38	5.40 %	2,872	43	5.88 %
Unsecured borrowings	836	17	8.18 %	850	18	8.27 %	1,129	28	9.92 %
Interest-bearing borrowings	3,223	51	6.20 %	3,676	56	6.06 %	4,001	71	7.02 %
Total interest-bearing liabilities	$ 18,343	$ 199	4.29 %	$ 18,013	$ 195	4.33 %	$ 17,436	$ 210	4.78 %
Net interest income		$ 1,095			$ 1,039			$ 1,032	
Net interest margin (1)		18.89 %			18.49 %			18.81 %	

(Millions, except percentages)	YTD '26 Average Balance	YTD '26 Interest Income/ Expense	YTD '26 Average Yield / Rate	YTD '25 Average Balance	YTD '25 Interest Income/ Expense	YTD '25 Average Yield / Rate
Cash and investment securities	$ 4,316	$ 114	3.53 %	$ 4,322	$ 135	4.17 %
Credit card and other loans	18,358	3,673	26.75 %	17,813	3,531	26.50 %
Total interest-earning assets	22,674	3,787	22.33 %	22,135	3,666	22.14 %
Consumer deposits	9,070	269	3.96 %	7,994	262	4.38 %
Wholesale deposits	5,397	151	3.75 %	5,228	155	3.96 %
Interest-bearing deposits	14,467	420	3.88 %	13,222	417	4.21 %
Secured borrowings	2,803	113	5.42 %	3,481	152	5.84 %
Unsecured borrowings	852	53	8.27 %	1,159	86	9.92 %
Interest-bearing borrowings	3,655	166	6.09 %	4,640	238	6.86 %
Total interest-bearing liabilities	$ 18,122	$ 586	4.33 %	$ 17,862	$ 655	4.90 %
Net interest income		$ 3,201			$ 3,011	
Net interest margin (1)		18.87 %			18.19 %	

(1) Please refer to "Glossary of terms."

6

Bread Financial Holdings, Inc **Preliminary**

Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures

NON-GAAP FINANCIAL MEASURES

We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes Non-GAAP Financial Measures. Our calculations of Non-GAAP Financial Measures may differ from the calculations of similarly titled measures by other companies. In particular:

- We have previously repurchased and may, from time to time, in the future continue to repurchase debt, including any outstanding senior unsecured notes, subordinated notes or convertible notes. In such transactions, we may pay a premium to induce these repurchases, or in certain cases repurchase at a discount, which, from a GAAP perspective, would result in an impact to Total non-interest expenses, with a corresponding impact also reflected in Net income available to common stockholders and consequently our Earnings per diluted common share. For our prior debt repurchases, we show adjustments to these three financial statement line items to exclude the impacts from our debt repurchases. We use *Adjusted total non-interest expenses*, *Adjusted net income available to common stockholders*, and *Adjusted earnings per diluted common share* to evaluate the ongoing operations of the Company excluding the volatility that can occur from the impacts of our debt repurchases.
- *Pretax pre-provision earnings* (PPNR) represents Income from continuing operations before income taxes and the Provision for credit losses. *PPNR excluding impacts from debt repurchases* then excludes from PPNR the loss or gain on any debt repurchases in the period. We use *PPNR* and *PPNR excluding impacts from debt repurchases* as metrics to evaluate our results of operations before income taxes, excluding the movements that can occur within Provision for credit losses and the one-time nature of the impacts from debt repurchases.
- *Return on average tangible common equity* (ROTCE) represents annualized Income from continuing operations less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders' equity reduced by Preferred stock and Goodwill and intangible assets, net. We use *ROTCE* as a metric to evaluate the Company's performance.
- *Tangible book value per common share* represents TCE divided by common shares outstanding. We use *Tangible book value per common share*, a metric used across the industry, to assess capital and performance, in conjunction with ROTCE.
- *Tangible common equity over Tangible assets* (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use *TCE/TA* as a metric to evaluate the Company's capital adequacy and estimate its ability to absorb losses.

We believe the use of these Non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. Please see the table below for a reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures.

(Millions, except per share amounts and percentages)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25	YTD '26	YTD '25	YTD '26 vs. YTD '25
Adjusted net income available to common stockholders										
Net income available to common stockholders	$ 150	$ 144	$ 179	$ 53	$ 188	4 %	(20)%	$ 473	$ 464	2 %
Impacts from debt repurchases	1	—	1	42	3	nm	(65)%	2	15	(84)%
Adjusted net income available to common stockholders	$ 151	$ 144	$ 180	$ 95	$ 191	4 %	(21)%	$ 475	$ 479	(1)%
Adjusted earnings per diluted common share										
Earnings per diluted common share	$ 3.82	$ 3.55	$ 4.15	$ 1.16	$ 3.96	7 %	(4)%	$ 11.54	$ 9.65	20 %
Impacts from debt repurchases	$ 0.02	$ —	$ 0.03	$ 0.91	$ 0.06	nm	(57)%	$ 0.06	$ 0.31	(81)%
Adjusted earnings per diluted common share	$ 3.84	$ 3.55	$ 4.18	$ 2.07	$ 4.02	8 %	(4)%	$ 11.60	$ 9.96	16 %
Adjusted total non-interest expenses										
Total non-interest expenses	$ 487	$ 483	$ 472	$ 555	$ 476	1 %	2 %	$ 1,442	$ 1,433	1 %
Impacts from debt repurchases	1	—	2	55	3	nm	(60)%	3	19	(82)%
Adjusted total non-interest expenses	486	483	470	500	473	1 %	3 %	$ 1,439	$ 1,414	2 %
Pretax pre-provision earnings (PPNR)										
Income from continuing operations before income taxes	209	197	243	47	196	6 %	6 %	$ 648	$ 568	14 %
Provision for credit losses	321	313	303	373	299	2 %	7 %	937	869	8 %
Pretax pre-provision earnings (PPNR)	530	510	546	420	495	4 %	7 %	1,585	1,437	10 %
Impacts from debt repurchases	1	—	2	55	3	nm	(60)%	3	19	(82)%
PPNR excluding impacts from debt repurchases	$ 531	$ 510	$ 548	$ 475	$ 498	4 %	7 %	$ 1,588	$ 1,456	9 %

Continued on the following page

7

Bread Financial Holdings, Inc

Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures

Preliminary

(Millions, except per share amounts and percentages)	3Q26	2Q26	1Q26	4Q25	3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25	YTD '26	YTD '25	YTD '26 vs. YTD '25
Average tangible common equity										
Average Total stockholders' equity	$ 3,497	$ 3,433	$ 3,461	$ 3,405	$ 3,335	2 %	5 %	3,464	3,255	6 %
Less: average Preferred Stock	(201)	(143)	(72)	(29)	—	41 %	nm	(139)	—	nm
Less: average Goodwill and intangible assets, net	(699)	(706)	(713)	(721)	(728)	(1)%	(4)%	(707)	(736)	(4)%
Average Tangible common equity	2,597	2,584	2,676	2,655	2,607	— %	— %	2,618	2,519	4 %
Tangible common equity (TCE)										
Total stockholders' equity	3,437	3,365	3,325	3,327	3,317	2 %	4 %	3,437	3,317	4 %
Less: Preferred stock	(201)	(201)	(72)	(71)	—	— %	nm	(201)	—	nm
Less: Goodwill and intangible assets, net	(694)	(701)	(708)	(716)	(723)	(1)%	(4)%	(694)	(723)	(4)%
Tangible common equity (TCE)	2,542	2,463	2,545	2,540	2,594	3 %	(2)%	2,542	2,594	(2)%
Tangible assets (TA)										
Total assets	23,291	22,452	22,308	22,663	21,714	4 %	7 %	23,291	21,714	7 %
Less: Goodwill and intangible assets, net	(694)	(701)	(708)	(716)	(723)	(1)%	(4)%	(694)	(723)	(4)%
Tangible assets (TA)	$ 22,597	$ 21,751	$ 21,600	$ 21,947	$ 20,991	4 %	8 %	$ 22,597	$ 20,991	8 %

nm - Not meaningful, denoting a variance of 1,000 percent or more.

8

Book value per common share Book value per common share represents Total stockholders' equity less Preferred stock, divided by common shares outstanding. Common equity tier 1 capital ratio Common equity tier 1 capital ratio represents tier 1 capital reduced by Preferred stock, divided by total risk-weighted assets. In the calculation of tier 1 capital, we follow the Basel III Standardized Approach and therefore Total stockholders’ equity has been reduced by Goodwill and intangible assets, net. Delinquency rate Delinquency rate represents outstanding balances that are contractually delinquent (i.e., principal balances 30 days past due or more) as of the end of the period, divided by the outstanding principal amount of Credit card and other loans as of the same period-end. Efficiency ratio and Adjusted efficiency ratio Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. Adjusted efficiency ratio excludes any impacts from debt repurchases. Loan yield Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. Net interest margin Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Net principal loss rate Net principal loss rate, an annualized rate, represents net principal losses for the period divided by Average credit card and other loans for the same period, using an average daily balance calculation methodology. Payment rate Payment rate represents consumer payments during the period, divided by the aggregate of the opening monthly Credit card and other loans balances during the period, including held for sale in applicable periods. PPNR and PPNR excluding impacts from debt repurchases * PPNR represents Income from continuing operations before income taxes and the Provision for credit losses. PPNR excluding impacts from debt repurchases excludes from PPNR impacts from our debt repurchases in the period. Reserve rate Reserve rate represents the Allowance for credit losses divided by End-of-period credit card and other loans. Return on average assets Return on average assets represents annualized Income from continuing operations divided by average Total assets. Return on average equity Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. Return on average tangible common equity * Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations, less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders’ equity reduced by Preferred stock and Goodwill and intangible assets, net. Tangible book value per common share * Tangible book value per common share represents TCE divided by common shares outstanding. Tangible common equity + credit reserve rate * Tangible common equity + credit reserve rate represents the sum of TCE and Allowance for credit losses, divided by End-of-period credit card and other loans. Tangible common equity / tangible assets ratio * Tangible common equity over tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. Total risk-based capital ratio Total risk-based capital ratio represents total capital divided by total risk-weighted assets. In the calculation of total capital, we follow the Basel III Standardized Approach and therefore tier 1 capital has been increased by tier 2 capital, which for us is comprised of subordinated notes, as well as the allowable portion of the Allowance for credit losses. Total risk-weighted assets Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III Standardized Approach. * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. Bread Financial Holdings, Inc Glossary of Terms 9